UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22482

Nuveen Energy MLP Total Return Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    November 30

Date of reporting period:    November 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments
Closed-End Funds

Annual Report November 30, 2015

JMF
Nuveen Energy MLP Total Return Fund

JMLP
Nuveen All Cap Energy MLP Opportunities Fund

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the U.S. economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. Headwinds including rising borrowing costs, softer commodity prices, low inflation, a strong U.S. dollar and a stagnant global economy could necessitate keeping monetary conditions accommodative for longer. Meanwhile, policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown.

Although the new year began with a more pessimistic tone to investor sentiment and elevated volatility in the markets, we caution investors from making long-term decisions based on short-term news. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

January 25, 2016

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Energy MLP Total Return Fund (JMF)

Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

The Funds investment adviser is Nuveen Fund Advisors, LLC (NFAL), an affiliate of Nuveen Investments, Inc. These Funds feature portfolio management by the MLP & Energy Infrastructure team of Advisory Research, Inc., which is a wholly-owned subsidiary of Piper Jaffray Companies. James J. Cunnane Jr., CFA, Managing Director and Chief Investment Officer for the MLP & Energy Infrastructure team and Quinn T. Kiley, Managing Director and Senior Portfolio Manager, co-manage the Funds. Here they discuss economic and market conditions, their investment strategies and the performance of the Funds for the twelve-month reporting period ending November 30, 2015.

What factors affected the U.S. economy and the financial markets during the twelve-month reporting period ended November 30, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008, a level that remained in place until December 2015 when the Fed increased its benchmark rate to a range of 0.25% to 0.50% (subsequent to the close of this reporting period). At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the labor market as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time, especially if projected inflation continued to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December 2014, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in 2015 continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting the Fed eliminated “patient” from its statement, but also highlighted the policymakers’ less optimistic view the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

criteria for initiating a rate increase. The June meeting bore out that presumption and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015.

During the September 2015 meeting, the Fed decided to keep the federal funds rate near zero despite broad speculation that it would increase rates. The Committee said it will keep the rate near zero until the economy has seen further improvement toward reaching the Fed’s goals of maximum employment and inflation approaching 2%. At the Fed’s October 2015 meeting, the Committee again held steady, while opening the door for a potential December rate hike. (The Fed did raise rates at its December meeting, subsequent to the close of this reporting period.)

The U.S. economy proved to be fairly resilient compared to other economies around the globe, boosted by an improving job market, declining gas prices and low mortgage rates. According to the government’s gross domestic product (GDP) “third” estimate, the U.S. economy increased at a 2.0% annualized rate in the third quarter of 2015, compared with increases of 3.9% in the second quarter, 0.6% in the first quarter of 2015 and 2.2% in the fourth quarter 2014. The deceleration in real GDP in the third quarter primarily reflected a downturn in private inventory investment and decelerations in exports, in nonresidential fixed investment, in state and local government spending and in residential fixed investment that were partly offset by a deceleration in imports. The Consumer Price Index (CPI) increased 0.5% essentially unchanged year-over-year as of November 2015. The core CPI (which excludes food and energy) increased 0.2% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of November 2015, the U.S. unemployment rate was 5.0%, a figure that is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading for October 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.5% for the twelve months ended October 2015 (most recent data available at the time this report was prepared).

Meanwhile, a number of issues weighed on economies across the globe including geopolitical turmoil, weak growth overseas and sharply falling oil prices, which were caused by the faltering global economy and OPEC’s refusal to give up market share. Appreciation in the U.S. dollar propelled falling oil prices, which hit a multi-year high versus a basket of other major currencies, supported by the confident Fed and weaker data coming out of Europe, Japan and China. In an effort to improve their economic growth, countries across the globe maintained extraordinarily accommodative monetary policies. The European Central Bank (ECB) launched a massive quantitative easing program via a government bond-buying program that pumped more than 1 trillion euros into the weak eurozone economy, while other central banks around the world enacted more than 30 policy easing actions during the first few months of 2015.

Political drama also dominated the news partway through the reporting period, including the escalating tensions over Greece’s debt issues and aggressive policy intervention by the Chinese government to deflate the country’s stock market bubble. In late June, Greece took front and center in world market headlines with defaults on its payments to the International Monetary Fund and threats of a potential exit from the European Monetary Union (EMU). However, by mid-July, Greece had agreed to austerity measures in return for more bailout funds. Meanwhile, after skyrocketing for nearly a year, China’s stock market suddenly shifted gears in June and embarked on a massive sell-off that quickly spilled over to the rest of the world. Investors pulled money out of Chinese stocks despite efforts by China’s government to stem the tide, including further rate cuts, a 1 trillion yuan bond for infrastructure build-out, new regulations surrounding equity purchases and redemptions and the unexpected devaluation of the yuan currency in mid-August. A number of factors helped fuel the sell-off, including weak Chinese economic data and falling commodity prices. By August 2015, oil prices had fallen to their lowest levels of the reporting period with prices for West Texas Intermediate (WTI) crude dipping below the $40/barrel level for a short time. Following the drop, the price of WTI crude reversed course briefly, but still ended the reporting period around $42/barrel. The Master Limited Partnership (MLP) market represented by the Alerian MLP Index fell 34.03% for the reporting period.

6	Nuveen Investments

How did the Funds perform during this twelve-month reporting period ended November 30, 2015?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide total returns for the one-year and since inception periods ended November 30, 2015. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. JMF’s and JMLP’s total return at NAV underperformed both the Alerian MLP Index and the S&P 500® Index during the twelve-month reporting period.

The Funds are taxed as “C” corporations, and unlike most other investment companies they pay taxes on their own income. Consequently, as explained more fully below, the Funds’ adjustments to their assets and liabilities to reflect the Funds’ projected tax payments can significantly impact Fund share performance. In the most recent fiscal year, those tax adjustments had a significant positive impact on the share performance of JMF, and a very small positive impact on the share performance of JMLP.

The Funds employ leverage. As explained more fully below, in the most recent fiscal year, where the value of portfolio assets fell sharply, this leverage negatively impacted the total returns of both Funds.

You should consider the Funds’ tax adjustments and leverage when comparing each Fund’s performance to the Alerian MLP Index and S&P 500® Index, as neither index is leveraged nor affected by the tax treatment of gains or losses. As a result, the Funds’ total return performance could differ significantly from the actual returns of its portfolio and that of the indexes, even if the pre-tax adjustment performance of the Funds’ portfolio assets and the performance of the indexes were similar.

We will divide the discussion of the various strategies used by and features of the Funds, and how each of them impacted the performance of the Funds’ shares during the twelve-month reporting period ended November 30, 2015, into the following sub-sections:

•	Impact of portfolio management strategies on Fund share performance

•	Impact of tax adjustments on Fund share performance

•	Impact of leverage on Fund share performance

Impact of the Funds’ primary portfolio investment strategies on Fund share performance

Both Funds continue to invest primarily in publicly traded master limited partnerships (MLPs) operating in the energy sector with the main objective of providing a tax-advantaged total return. During the reporting period, the Funds were primarily invested in midstream MLPs that own pipelines and other infrastructure facilities. These assets provide an essential service to our economy: procuring, processing, storing and transporting the commodities and products that fuel every aspect of our lives.

Recent weakness in crude oil pricing has led investors to doubt the growth story of MLPs and energy infrastructure. As the industry adjusts to lower prices in the near term, production of crude oil is expected to contract and natural gas production growth will slow; as a result, some infrastructure growth projects have been delayed. The market must discount a slower build out of new infrastructure than was previously assumed. At this point, however, the market may be discounting a reduction in consumption of energy commodities and products despite modest economic growth that should support increased energy consumption on most fronts.

Some of the most recent price drop in the energy MLP market may have been triggered by uncertainty as to whether Kinder Morgan Inc., one of the largest midstream energy infrastructure entities, would cut its distribution. Just after the end of the Funds’ fiscal year end, Moody’s reduced Kinder’s credit outlook to negative following a small acquisition of a natural gas pipeline that modestly increased Kinder’s leverage. The company’s high leverage and cash payout promise to equity investors put management in a difficult position. Subsequently, Kinder chose to cut its dividend instead of slowing down growth spending or selling non-core assets to defend its investment grade credit rating, which management stated was a priority.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

We believe Kinder took this course of action largely because their shareholder base has changed significantly since consolidating its entities in 2014, leaving behind the Alerian MLP Index, and embracing the S&P 500® Index. Besides Richard Kinder, the company’s largest current investors are investment companies, who invest through large passively-managed S&P 500 based funds. S&P 500 investors expect a higher growth rate and a dividend yield of 2-3% annually. On the other hand, MLP investors have lower growth expectations and enjoy the higher, tax-deferred dividends which MLPs generate. From this perspective, Kinder’s move to cut their distribution makes sense. Kinder’s forward looking 2016 $0.50 annual dividend translates to a yield of approximately 3% based on then current pricing, in line with the broader S&P 500 group. This announcement does not change Kinder’s operating expectations moving forward. The business is still expected to generate over $5 billion of cash in 2016 without needing to access the capital markets. While Kinder’s dividend cut may signal weakness to the market, we believe it is simply choosing to use its cash to defend its investment grade credit rating and avoid accessing equity markets at the current low prices. Subsequent to the end of the reporting period, Kinder had maintained its investment grade credit rating.

While there are certainly MLPs that are cutting their distributions, it has been largely confined to low quality MLPs. In fact, each Funds’ portfolio as of November 30, 2015, had a weighted-average coverage ratio, based upon consensus Wall Street estimates for 2016, of approximately 1.1x (1.3x inclusive of Kinder’s dividend reduction for JMF). A coverage ratio is the cash available for distribution compared to the expected distribution for the same period.

JMF’s portfolio performance (not taking into account the effect of Fund tax adjustments or Fund leverage) underperformed the Alerian MLP Index for the twelve-month reporting period ended November 30, 2015. The key detractors from performance were an over allocation to gathering & processing MLPs and security selection among midstream natural gas and diversified infrastructure MLPs. The largest positive contributor to performance was security selection among midstream oil MLPs.

JMLP is invested primarily in energy MLPs that own and operate businesses in the energy and natural resource industries. The Fund eliminates certain MLPs from consideration through a unique screening process conducted by Advisory Research. First, at the time of purchase the Fund excludes the ten largest MLPs in the Alerian MLP Index. This decision creates a portfolio that has a smaller capitalization and is significantly differentiated from the Alerian MLP Index and from JMF. Second, Advisory Research removes from consideration at the time of purchase those MLPs that are in the lowest 30% of quality, as measured by the Advisory Research’s MLP proprietary “Quality Scorecard,” which ranks each constituent of the investable MLP universe according to qualitative metrics. From the remaining universe of MLPs, the Fund intends to purchase a diversified portfolio that produces adequate cash flow to support the Fund’s distributions and has the potential for future appreciation.

JMLP’s portfolio performance (not taking into account the effect of Fund tax adjustments or Fund leverage) underperformed the Alerian MLP Index for the twelve-month reporting period ended November 30, 2015. Drivers of underperformance were the screening process that eliminates the purchase of the largest MLPs in the Alerian MLP Index and a preference for higher yielding MLPs. Higher yielding MLPs, to which the Fund was overweighted relative to the Index, meaningfully underperformed during the reporting period. The smallest MLPs, which are not included in the Index, also underperformed. On a relative basis, the top ten Index constituents, which the Fund does not purchase, generally outperformed.

At the end of the reporting period, JMLP held two restricted securities in its portfolio. Both securities were purchased in private placements to help the respective issuers fund their growth. These restricted securities are expected to be freely tradable in the coming months through a registration agreement entered between the issuers and the Fund.

Impact of tax adjustments on the Funds’ share performance

Each Fund is treated as a “C” Corporation for U.S. federal income tax purposes and therefore is a taxable entity, meaning that in addition to recording a current tax expense on current year earnings and realized gains, they also record

8	Nuveen Investments

either a net deferred tax liability representing the future taxes projected to be payable on unrealized portfolio gains, or a net deferred tax asset representing the tax benefit projected to be associated with realized and unrealized portfolio losses. These tax adjustment entries on the Funds’ accounting records are intended to ensure that the Funds’ NAVs take into account the future income tax that the Funds may be liable for based on unrealized appreciation as well as the tax benefit of losses that may be used to offset future earnings. Such entries will often have a “moderating impact” on the total returns of investment of the Funds’ shares during a particular measurement period. An increase in the value of a Fund’s portfolio investments will typically trigger an increase to the deferred tax liability or a reduction to the deferred tax asset that would partially offset the portfolio value increases; in contrast, a decrease in value of the Fund’s portfolio investments will typically trigger a reduction in a deferred tax liability and/or an increase to the deferred tax asset, which again would tend to partially offset such portfolio value decreases.

To the extent that a Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required that would offset the tax asset. Accounting principles dictate that the determination of such a valuation allowance is based on whether there is a more-likely-than-not probability that some portion or all of the deferred tax asset will not be realized. In previous fiscal years, management had made the requisite determination to not book such an offsetting valuation allowance for each Fund because at the time the Fund had a sufficient amount of accumulated unrealized gains to make it more likely than not that the Fund would extract economic value from future use of realized and unrealized losses to offset those gains when they become realized.

As of the end of the previous fiscal year on November 30, 2014, JMF’s Statement of Assets and Liabilities showed a significant net deferred tax liability, representing approximately 23.4% of its net assets, to account for the large amount of future income taxes projected on the unrealized gains of the portfolio investments. In contrast JMLP had a small deferred tax liability, representing only 0.8% of its net assets, as the Fund had not been in existence long enough to accumulate substantial investment appreciation. Each Fund experienced similar declines in the value of portfolio investments during the fiscal year ended November 30, 2015.

For JMF, those value declines during the year resulted in a large decrease in the projected future tax liability of the Fund, and a consequent elimination of a substantial portion of its large deferred tax liability. This reduction in the deferred tax liability in turn resulted in the Fund’s NAV per share experiencing much less of a percentage decline than the percentage decline of the value of the Fund’s portfolio of investments.

In contrast, once the value of JMLP’s portfolio investments declined significantly, the small liability that was on the books at November 30, 2014 was eliminated and further unrealized losses would generate deferred tax assets. At this point management determined there was not sufficient evidence that such losses would be able to offset future taxable income, and a valuation allowance was booked to offset the deferred tax asset. Any further decline in the value of portfolio investments would no longer be mitigated by an increase in deferred tax assets or a decrease in deferred tax liabilities due to the valuation allowance. As a result, JMLP experienced a NAV per share decline that closely tracked the decline in value of the Fund’s portfolio investments. Consequently, JMLP’s total return during the year was far more negative than JMF’s. JMLP continues to have a full valuation allowance at November 30, 2015, and thus there is no deferred tax asset or liability included in the Statement of Assets and Liabilities.

Impact of the Funds’ leverage strategies on performance

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a negative impact on the performance of the Funds during the current reporting period.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

The Funds employ regulatory leverage through the use of bank borrowings. As of November 30, 2015, the Funds had outstanding bank borrowings as shown in the accompanying table.

	JMF	JMLP
Bank Borrowings	$199,000,000	$41,800,000

As of November 30, 2015, the Funds’ leverage, expressed as a percentage of total managed assets, were as shown in the accompanying table.

	JMF	JMLP
Effective Leverage*	27.28%	26.83%
Regulatory Leverage*	27.28%	26.83%
*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Both JMF’s and JMLP’s use of leverage through bank borrowings detracted from performance. As each Fund’s portfolio produced negative returns during the reporting period, their leverage served to accentuate that negative performance. The relatively low cost of the borrowing facility did allow each Fund to pay out a higher distribution than they would have been capable of without the facility.

These Funds operate under pre-established leverage guidelines. Due to the bear market for MLPs during the most recent fiscal year, the Funds sold securities and reduced leverage to maintain leverage levels consistent with these guidelines. As of November 30, 2015, JMF currently has $199,000,000 of leverage outstanding, compared to $315,000,000 one year prior. On the same respective dates, JMLP had $41,800,000 and $85,000,000 outstanding on its credit facility. The reductions in leverage may impact future distributions paid to JMF and JMLP shareholders. Subsequent to the end of the reporting period, the Funds further reduced the outstanding balances on their credit facilities, and as of January 27, 2016, JMF and JMLP had outstanding balances of $106,000,000 and $20,100,000, respectively.

During the reporting period, JMF continued to utilize forward interest rate swap contracts to hedge the future interest expense of its leverage. During the reporting period, these swaps had a marginal negative impact on overall fund performance.

Refer to Notes to Financial Statements, Note 7 – Borrowing Arrangements for further details.

10	Nuveen Investments

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is as of November 30, 2015, the Funds’ fiscal and tax year end and may differ from previously issued distribution notification.

The Funds have a cash flow-based distribution program. Under this program, each Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, each Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide the sources (for tax purposes) of each Fund’s distributions as of November 30, 2015. These sources include amounts attributable to realized gains and/or returns of capital. The Funds attribute these non-income sources equally to each regular distribution throughout the fiscal year. The information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These amounts should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2015 will be made in early 2016 and reported to you on Form 1099-DIV. More details about the tax characteristics of each Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of 11/30/2015

	Fiscal YTD			Fiscal YTD
	Percentage of the Distribution			Per Share Amounts
Fund	Net Investment Income(1)	Realized Gains	Return of Capital(2)	Total Distributions	Net Investment Income(1)	Realized Gains	Return of Capital(2)
JMF (FYE 11/30)	0.00%	0.00%	100%	$1.3420	$0.0000	$0.0000	$1.3420
JMLP (FYE 11/30)	0.00%	0.00%	100%	$1.3680	$0.0000	$0.0000	$1.3680

(1)	The Funds may have current fiscal year earnings and profits, and if so, a portion or all of the distributions may be treated as ordinary dividend income.
(2)	Return of Capital may represent unrealized gains, return of shareholders’ principal, or both.

The following table provides information regarding fund distributions and total return performance over various time periods. This information is intended to help you better understand whether fund returns for the specified time periods were sufficient to meet fund distributions.

Data as of 11/30/2015

			Annualized			Cumulative
Fund	Inception Date	Latest Quarterly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	Since Inception Return on NAV	Calendar YTD Distributions on NAV	Calendar YTD Return on NAV
JMF (FYE 11/30)	2/23/2011	$0.3370	10.02%	(34.43)%	(0.60)%	9.98%	(31.78)%
JMLP (FYE 11/30)	3/26/2014	$0.3420	15.30%	(46.47)%	(30.18)%	15.30%	(42.02)%

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Share Information (continued)

EQUITY SHELF PROGRAM

During the current reporting period, JMF was authorized to issue an additional 9.8 million shares through an equity shelf program. Under this program, the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per share.

During the current reporting period, JMF did not sell shares through its equity shelf program.

As of March 31, 2015, JMF’s shelf offering registration statements was no longer current. Therefore, the Fund can no longer issue additional shares under its equity shelf program until a post-effective amendment to the Fund’s registration statement is filed with the Securities and Exchange Commission.

SHARE REPURCHASES

During August 2015, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of November 30, 2015, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	JMF	JMLP
Shares cumulatively repurchased and retired	0	0
Shares authorized for repurchase	3,945,000	1,275,000

OTHER SHARE INFORMATION

As of November 30, 2015, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	JMF	JMLP
NAV	$13.45	$8.94
Share price	$11.91	$8.35
Premium/(Discount) to NAV	(11.45)%	(6.60)%
12-month average premium/(discount) to NAV	(8.84)%	(1.14)%

12	Nuveen Investments

Risk

Considerations

Nuveen Energy MLP Total Return Fund (JMF)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. MLP Units are subject to energy sector concentration risk, limited voting rights, and heightened tax risk. Common stock returns often have experienced significant volatility. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as tax risk, please see the Fund’s web page at www.nuveen.com/JMF.

Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. MLP Units are subject to energy sector concentration risk, limited voting rights, and heightened tax risk. Common stock returns often have experienced significant volatility. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including tax risk and small capitalization risk, please see the Fund’s web page at www.nuveen.com/JMLP.

Nuveen Investments	13

JMF

Nuveen Energy MLP Total Return Fund

Performance Overview and Holding Summaries as of November 30, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2015

	Average Annual
	1-Year	Since Inception
JMF at NAV	(34.43)%	(0.60)%
JMF at Share Price	(37.51)%	(3.72)%
Alerian MLP Index	(34.03)%	1.37%
S&P 500® Index	2.75%	12.62%

Since inception returns are from 2/23/11. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

14	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(as a % of net assets)

Master Limited Partnerships & MLP Affiliates	131.5%
Common Stocks	10.2%
Repurchase Agreements	2.2%
Other Assets Less Liabilities	(1.3)%
Net Assets Plus Borrowings and Deferred Tax Liability, net	142.6%
Borrowings	(37.5)%
Deferred Tax Liability, net	(5.1)%
Net Assets	100%

Portfolio Composition

(as a % of total investments)1

Oil, Gas & Consumable Fuels	97.4%
Energy Equipment & Services	1.0%
Repurchase Agreements	1.6%
Total	100%

Top Ten Issuers

(as a % of total long-term investments)1

Buckeye Partners LP	8.4%
Enterprise Products Partnership LP	7.8%
Magellan Midstream Partners LP	7.3%
Kinder Morgan, Inc.	7.2%
Energy Transfer Partners LP	7.0%
Plains All American Pipeline LP	5.4%
DCP Midstream Partners LP	5.4%
MarkWest Energy Partners LP	5.1%
Williams Partners LP	4.7%
Genesis Energy, L.P	3.9%

1	Excluding investments in derivatives.

Nuveen Investments	15

JMLP

Nuveen All Cap Energy MLP Opportunities Fund

Performance Overview and Holding Summaries as of November 30, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2015

	Average Annual
	1-Year	Since Inception
JMLP at NAV	(46.47)%	(30.18)%
JMLP at Share Price	(43.24)%	(34.56)%
Alerian MLP Index	(34.03)%	(26.85)%
S&P 500® Index	2.75%	16.29%

Since inception returns are from 3/26/14. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

16	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(as a % of net assets)

Master Limited Partnership & MLP Affiliates	127.5%
Repurchase Agreements	8.3%
Other Assets Less Liabilities	0.9%
Net Assets Plus Borrowings	136.7%
Borrowings	(36.7)%
Net Assets	100%

Portfolio Composition

(as a % of total investments)

Oil, Gas & Consumable Fuels	83.6%
Energy Equipment & Services	7.0%
Gas Utilities	3.3%
Repurchase Agreements	6.1%
Total	100%

Top Ten Issuers

(as a % of total long-term investments)

Teekay Offshore Partners LP	7.0%
NGL Energy Partners LP	6.5%
Holly Energy Partners LP	6.3%
Archrock Partners LP	6.2%
DCP Midstream Partners LP	4.9%
Enbridge Energy Management LLC	4.3%
PennTex Midstream Partners LP	3.9%
Summit Midstream Partners LP	3.6%
Arc Logistics Partners LP	3.5%
Tesoro Logistics LP	3.5%

Nuveen Investments	17

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Energy MLP Total Return Fund and

Nuveen All Cap Energy MLP Opportunities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Nuveen Energy MLP Total Return Fund and Nuveen All Cap Energy MLP Opportunities Fund (hereinafter referred to as the “Funds”) at November 30, 2015, the results of each of their operations and their cash flows for the year then ended, and the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

January 27, 2016

18	Nuveen Investments

JMF

Nuveen Energy MLP Total Return Fund
Portfolio of Investments	November 30, 2015

Shares/Units	Description (1)	Value

	LONG-TERM INVESTMENTS – 141.7% (98.4% of Total Investments)

	MASTER LIMITED PARTNERSHIPS & MLP AFFILIATES – 131.5% (91.3% of Total Investments)

	Energy Equipment & Services – 1.5% (1.0% of Total Investments)

489,336	Archrock Partners LP	$7,863,630

	Oil, Gas & Consumable Fuels – 130.0% (90.3% of Total Investments)

302,900	Alliance Holdings GP LP	7,224,165
934,885	Buckeye Partners LP	63,282,366
687,890	Crestwood Equity Partners LP	12,884,176
1,596,469	DCP Midstream Partners LP	40,550,313
491,590	Delek Logistics Partners LP	17,947,951
810,175	Enable Midstream Partners LP	7,615,645
415,902	Enbridge Energy Management LLC, (2)	10,372,596
209,800	Enbridge Energy Partners LP	5,213,530
1,117,170	Energy Transfer Equity LP	21,159,200
1,376,269	Energy Transfer Partners LP	52,587,238
636,005	EnLink Midstream Partners LP	9,489,195
2,296,844	Enterprise Products Partners LP, (3)	58,316,869
741,252	Genesis Energy, L.P	29,168,266
349,180	Golar LNG Partners LP, (4)	5,007,241
293,075	JP Energy Partners LP	2,016,356
557,000	KNOT Offshore Partners LP, (4)	8,856,300
876,961	Magellan Midstream Partners LP	54,836,371
801,895	MarkWest Energy Partners LP	38,490,960
659,895	Navios Maritime Midstream Partners LP, (4)	7,667,980
303,500	NGL Energy Partners LP	5,326,425
150,000	ONEOK Partners LP	4,534,500
73,465	PBF Logistics LP	1,449,464
1,638,298	Plains All American Pipeline LP	40,597,024
31,850	Rose Rock Midstream LP	666,621
918,310	Southcross Energy Partners LP	4,224,226
759,622	Summit Midstream Partners LP	14,136,565
162,550	Tallgrass Energy Partners LP	6,997,778
728,904	Targa Resources Partners LP	16,648,167
511,955	TC PipeLines LP	25,321,294
1,172,092	Teekay Offshore Partners LP	15,577,103
16,000	Teekay LNG Partners LP	363,200
389,077	Tesoro Logistics LP	19,434,396
31,943	TransMontaigne Partners LP	768,549
484,055	USD Partners LP	4,869,593
448,690	Western Gas Equity Partners LP	18,719,347
357,575	Western Gas Partners LP	17,170,752
71,462	Westmoreland Resource Partners LP	300,140
1,301,155	Williams Partners LP	35,677,670
327,922	World Point Terminals LP	4,325,291
	Total Oil, Gas & Consumable Fuels	689,794,823
	Total Master Limited Partnerships & MLP Affiliates (cost $718,003,185)	697,658,453

Shares	Description (1)	Value
	COMMON STOCKS – 10.2% (7.1% of Total Investments)

	Oil, Gas & Consumable Fuels – 10.2% (7.1% of Total Investments)

2,302,959	Kinder Morgan, Inc., (4)	$54,280,743
	Total Common Stocks (cost $69,229,359)	54,280,743
	Total Long-Term Investments (cost $787,232,544)	751,939,196

Nuveen Investments	19

JMF	Nuveen Energy MLP Total Return Fund
	Portfolio of Investments (continued)	November 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.2% (1.6% of Total Investments)

	REPURCHASE AGREEMENTS – 2.2% (1.6% of Total Investments)

$11,903	Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/15, repurchase price $11,902,768, collateralized by $12,100,000 U.S. Treasury Notes, 2.250%, due 11/15/24, value $12,145,375	0.000%	12/01/15	$11,902,768
	Total Short-Term Investments (cost $11,902,768)			11,902,768
	Total Investments (cost $799,135,312) – 143.9%			763,841,964
	Borrowings – (37.5)% (5), (6)			(199,000,000)
	Deferred Tax Liability, net – (5.1)%			(27,312,635)
	Other Assets Less Liabilities – (1.3)% (7)			(7,004,351)
	Net Assets – 100%			$530,524,978

Investments in Derivatives as of November 30, 2015

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (8)	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$96,375,000	Receive	1-Month USD- LIBOR-ICE	1.735%	Monthly	6/01/16	12/01/20	$(2,063,788)	$(2,689,759)
JPMorgan Chase Bank, N.A.	96,375,000	Receive	1-Month USD- LIBOR-ICE	2.188	Monthly	6/01/16	12/01/22	(3,998,181)	(4,842,229)
	$192,750,000							$(6,061,969)	$(7,531,988)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Distributions are paid in-kind.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Distribution designated as ordinary income which is recognized as “Dividend income” on the Statement of Operations.

(5)	Borrowings as a percentage of Total Investments is 26.1%.

(6)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $483,927,480 have been pledged as collateral for borrowings.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(8)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

20	Nuveen Investments

JMLP

Nuveen All Cap Energy MLP Opportunities Fund
Portfolio of Investments	November 30, 2015

Shares/Units	Description (1)	Value

	LONG-TERM INVESTMENTS – 127.5% (93.9% of Total Investments)

	MASTER LIMITED PARTNERSHIPS & MLP AFFILIATES – 127.5% (93.9% of Total Investments)

	Energy Equipment & Services –9.5% (7.0% of Total Investments)

559,682	Archrock Partners LP	$8,994,090
132,262	CSI Compressco LP	1,851,668
	Total Energy Equipment & Services	10,845,758

	Gas Utilities – 4.4% (3.3% of Total Investments)

129,049	AmeriGas Partners LP	5,060,011

	Oil, Gas & Consumable Fuels – 113.6% (83.6% of Total Investments)

10,100	Alliance Holdings GP LP	240,885
470,573	American Midstream Partners LP	4,799,845
375,902	Arc Logistics Partners LP	5,146,098
150,693	Arc Logistics Partners LP, (2)	2,062,987
43,532	Azure Midstream Partners LP	174,999
235,129	Crestwood Equity Partners LP	4,403,968
281,938	DCP Midstream Partners LP	7,161,225
109,160	Delek Logistics Partners LP	3,985,432
441,740	Enable Midstream Partners LP	4,152,356
251,289	Enbridge Energy Management LLC, (3)	6,267,147
310,000	EnLink Midstream Partners LP	4,625,200
92,300	Genesis Energy LP	3,632,005
109,850	Global Partners LP	2,730,871
233,085	Golar LNG Partners LP, (4)	3,342,439
276,855	Holly Energy Partners LP	9,222,040
208,600	JP Energy Partners LP	1,435,168
291,020	KNOT Offshore Partners LP, (4)	4,627,218
168,985	Navios Maritime Midstream Partners LP, (4)	1,963,606
540,550	NGL Energy Partners LP	9,486,652
19,585	PBF Logistics LP	386,412
394,000	PennTex Midstream Partners LP	5,626,320
384,000	Rice Midstream Partners LP, (5), (6)	4,672,289
40,890	Rose Rock Midstream LP	855,828
328,016	Southcross Energy Partners LP	1,508,874
284,200	Summit Midstream Partners LP	5,288,962
59,120	Sunoco LP	2,199,264
115,038	Targa Resources Partners LP	2,627,468
43,648	TC Pipelines LP	2,158,830
767,000	Teekay Offshore Partners LP	10,193,430
101,685	Tesoro Logistics LP	5,079,166
111,488	TransMontaigne Partners LP	2,682,401
277,702	USD Partners LP	2,793,682
300,885	World Point Terminals LP	3,968,673
	Total Oil, Gas & Consumable Fuels	129,501,740
	Total Long-Term Investments (cost $223,204,950)	145,407,509

Nuveen Investments	21

JMLP	Nuveen All Cap Energy MLP Opportunities Fund
	Portfolio of Investments (continued)	November 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 8.3% (6.1% of Total Investments)

	REPURCHASE AGREEMENTS – 8.3% (6.1% of Total Investments)

$9,425	Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/15, repurchase price $9,424,775, collateralized by $8,455,000 U.S. Treasury Bonds, 3.625%, due 8/15/43, value $9,617,563	0.000%	12/01/15	$9,424,775
	Total Short-Term Investments (cost $9,424,775)			9,424,775
	Total Investments (cost $232,629,725) – 135.8%			154,832,284
	Borrowings – (36.7)% (7), (8)			(41,800,000)
	Other Assets Less Liabilities – 0.9%			971,889
	Net Assets – 100%			$114,004,173

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Registration was declared effective 7/17/15, however, the restricted legend has not yet been removed.

(3)	Distributions are paid in-kind.

(4)	Distribution designated as ordinary income which is recognized as “Dividend income” on the Statement of Operations.

(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

(7)	Borrowings as a percentage of Total Investments is 27.0%.

(8)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $109,955,766 have been pledged as collateral for borrowings.

See accompanying notes to financial statements.

22	Nuveen Investments

Statement of Assets and Liabilities	November 30, 2015

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Assets
Long-term investments, at value (cost $787,232,544 and $223,204,950, respectively)	$751,939,196	$145,407,509
Short-term investments, at value (cost approximates value)	11,902,768	9,424,775
Interest rate swaps premiums paid	1,470,019	—
Receivable for:
Income tax refund	—	1,274,094
Investments sold	579,035	—
State income tax	—	5,004
Other assets	48,383	6,960
Total assets	765,939,401	156,118,342
Liabilities
Cash overdraft	1,578	1,578
Borrowings	199,000,000	41,800,000
Unrealized depreciation on interest rate swaps	7,531,988	—
Payable for:
Interest	158,759	31,606
State income tax	281,823	—
Deferred tax liability, net	27,312,635	—
Accrued expenses:
State franchise tax	51,496	21,031
Management fees	649,169	142,433
Trustees fees	48,511	5,858
Other	378,464	111,663
Total liabilities	235,414,423	42,114,169
Net assets	$530,524,978	$114,004,173
Shares outstanding	39,445,748	12,756,760
Net asset value (“NAV”) per share outstanding	$13.45	$8.94
Net assets consist of:
Shares, $0.01 par value per share	$394,457	$127,568
Paid-in surplus	478,622,413	215,562,709
Accumulated net investment income (loss), net of tax	(65,910,270)	(7,645,133)
Accumulated net realized gain (loss), net of tax	104,122,554	(16,243,530)
Net unrealized appreciation (depreciation), net of tax	13,295,824	(77,797,441)
Net assets	$530,524,978	$114,004,173
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	23

Statement of Operations	Year Ended November 30, 2015

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Investment Income
Distributions from Master Limited Partnerships (“MLPs”)	$60,957,399	$19,090,145
Less: Return of capital on distributions from MLPs	(60,957,399)	(19,090,145)
Dividends	9,288,868	1,094,648
Total investment income	9,288,868	1,094,648
Expenses
Management fees	(10,544,471)	(2,636,102)
Interest expense on borrowings	(2,660,755)	(610,797)
Custodian fees	(123,355)	(43,417)
Trustees fees	(33,459)	(8,271)
Professional fees	(135,835)	(106,384)
Shareholder reporting expenses	(93,359)	(47,545)
Shareholder servicing agent fees	(339)	(49)
Stock exchange listing fees	(12,574)	(7,294)
Investor relations expenses	(160,644)	(85,913)
Franchise tax expenses	(87,397)	(42,008)
Other	(384,857)	(71,834)
Total expenses before expense reimbursement	(14,237,045)	(3,659,614)
Expense reimbursement	137,434	—
Net expenses	(14,099,611)	(3,659,614)
Net investment income (loss) before taxes	(4,810,743)	(2,564,966)
Deferred tax (expense)/benefit	1,826,374	(476,886)
Current tax (expense)	(49,632)	—
Current tax refund	—	1,495,576
Net investment income (loss)	(3,034,001)	(1,546,276)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments before taxes	64,888,961	(22,819,273)
Deferred tax (expense)/benefit	(24,634,747)	1,332,988
Net realized gain (loss) from investments	40,254,214	(21,486,285)
Change in net unrealized appreciation (depreciation) of:
Investments before taxes	(519,849,585)	(82,809,524)
Swaps before taxes	(5,113,604)	—
Deferred tax (expense)/benefit	199,299,469	1,016,015
Change in net unrealized appreciation (depreciation) of investments	(325,663,720)	(81,793,509)
Net realized and unrealized gain (loss)	(285,409,506)	(103,279,794)
Net increase (decrease) in net assets from operations	$(288,443,507)	$(104,826,070)

See accompanying notes to financial statements.

24	Nuveen Investments

Statement of Changes in Net Assets

	Energy MLP Total Return (JMF)		All Cap Energy MLP Opportunities (JMLP)
	Year Ended 11/30/15	Year Ended 11/30/14	Year Ended 11/30/15	For the Period 3/26/14 (commencement of operations) through 11/30/14
Operations
Net investment income (loss)	$(3,034,001)	$(12,741,795)	$(1,546,276)	$(3,409,222)
Net realized gain (loss) from investments	40,254,214	8,672,557	(21,486,285)	5,242,755
Change in net unrealized appreciation (depreciation) of:
Investments	(320,550,116)	134,493,441	(81,793,509)	3,996,068
Swaps	(5,113,604)	(5,614,708)	—	—
Net increase (decrease) in net assets from operations	(288,443,507)	124,809,495	(104,826,070)	5,829,601
Distributions to Shareholders
From net investment income	—	(4,661,216)	—	(2,689,635)
Return of capital	(52,936,194)	(45,868,788)	(17,451,248)	(10,002,847)
Decrease in net assets from distributions to shareholders	(52,936,194)	(50,530,004)	(17,451,248)	(12,692,482)
Fund Share Transactions
Proceeds from sale of shares, net of offering costs	—	—	—	243,015,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	29,097
Net increase (decrease) in net assets from Fund share transactions	—	—	—	243,044,097
Net increase (decrease) in net assets	(341,379,701)	74,279,491	(122,277,318)	236,181,216
Net assets at the beginning of period	871,904,679	797,625,188	236,281,491	100,275
Net assets at the end of period	$530,524,978	$871,904,679	$114,004,173	$236,281,491
Accumulated net investment income (loss), net of tax at the end of period	$(65,910,270)	$(62,876,269)	$(7,645,133)	$(6,098,857)

See accompanying notes to financial statements.

Nuveen Investments	25

Statement of Cash Flows	Year Ended November 30, 2015

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$(288,443,507)	$(104,826,070)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(206,773,167)	(89,775,760)
Proceeds from sales of investments	331,998,729	144,274,652
Proceeds from (Purchases of) short-term investments, net	(10,102,160)	(7,149,294)
Return of capital distributions from MLPs	60,957,399	19,090,145
Amortization of deferred offering costs	212,000	—
(Increase) Decrease in:
Interest rate swaps premiums paid	(1,470,019)	—
Receivable for income tax refund	—	(1,274,094)
Receivable for investments sold	5,553,178	23,109,306
Receivable for state income tax	—	(5,004)
Other assets	(12,228)	(3,380)
Increase (Decrease) in:
Deferred tax liability, net	(176,491,097)	(1,872,117)
Payable for interest	(78,852)	(28,970)
Payable for investments purchased	(5,911,503)	(24,853,446)
Payable for federal income tax	—	(1,385,569)
Payable for state income tax	36,890	(148,027)
Accrued state franchise tax expense	(20,300)	(22,760)
Accrued management fees	(396,053)	(144,718)
Accrued Trustees fees	5,385	549
Accrued shelf offering costs	(212,645)	—
Accrued other expenses	8,338	35,430
Net realized (gain) loss from investments	(64,888,961)	22,819,273
Change in net unrealized appreciation (depreciation) of:
Investments	519,849,585	82,809,524
Swaps	5,113,604	—
Net cash provided by (used in) operating activities	168,934,616	60,649,670
Cash Flows from Financing Activities
Repayments of borrowings	(116,000,000)	(43,200,000)
Increase (Decrease) in cash overdraft	1,578	1,578
Cash distributions paid to shareholders	(52,936,194)	(17,451,248)
Net cash provided by (used in) financing activities	(168,934,616)	(60,649,670)
Net Increase (Decrease) in Cash	—	—
Cash at the beginning of period	—	—
Cash at the end of period	$—	$—

Supplemental Disclosures of Cash Flow Information	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Cash paid for interest on borrowings	$2,704,357	$628,909
Net cash paid (received) for taxes	112,917	1,382,525

See accompanying notes to financial statements.

26	Nuveen Investments

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Nuveen Investments	27

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	Return of Capital	Total	Offering Costs	Ending NAV	Ending Share Price

Energy MLP Total Return (JMF)
Year Ended 11/30:
2015	$22.10	$(0.08)	$(7.23)	$(7.31)	$—	$(1.34)	$(1.34)	$—	$13.45	$11.91
2014	20.22	(0.32)	3.48	3.16	(0.12)	(1.16)	(1.28)	—	22.10	20.72
2013	17.73	(0.29)	4.04	3.75	(1.14)	(0.12)	(1.26)	—	20.22	19.40
2012	17.22	0.05	1.72	1.77	—	(1.26)	(1.26)	—	17.73	18.28
2011(g)	19.10	(0.24)	(0.65)	(0.89)	—	(0.95)	(0.95)	(0.04)	17.22	16.66

All Cap Energy MLP Opportunities (JMLP)
Year Ended 11/30:
2015	18.52	(0.12)	(8.09)	(8.21)	—	(1.37)	(1.37)	—	8.94	8.35
2014(h)	19.10	(0.27)	0.73	0.46	(0.21)	(0.79)	(1.00)	(0.04)	18.52	16.35

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

Energy MLP Total Return (JMF)
Year Ended 11/30:
2015	$199,000	$3,666
2014	315,000	3,768
2013	283,000	3,818
2012	257,000	3,710
2011(g)	125,000	4,280

All Cap Energy MLP Opportunities (JMLP)
Year Ended 11/30:
2015	41,800	3,727
2014(h)	85,000	3,780

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

28	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Before Reimbursement/ Income Taxes/ Tax Benefit (Expense)(e)		Ratios to Average Net Assets After Reimbursement/ Income Taxes/ Tax Benefit (Expense)(c)(d)(e)		Ratios to Average Net Assets
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Current and Deferred Tax Benefit (Expense)	Portfolio Turnover Rate(f)

(34.43)%	(37.51)%	$530,525	(1.95)%	(0.68)%	22.29%	(0.42)%	24.23%	18%
15.67	13.67	871,905	(1.84)	(1.45)	(10.38)	(1.47)	(8.54)	6
21.51	13.20	797,625	(1.98)	(1.97)	(13.22)	(1.48)	(11.25)	39
10.71	17.87	696,370	(2.10)	(2.10)	(5.58)	0.25	(3.48)	45
(4.76)	(11.94)	409,905	(1.78)*	(1.78)*	(1.78)*	(1.78)*	—	46

(46.47)	(43.24)	114,004	(2.02)	(1.42)	(0.16)	(0.85)	1.86	37
1.97	(13.76)	236,281	(1.77)*	(1.40)*	(3.13)*	(1.82)*	(1.36)	25

(c)	During the period ended November 30, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with an equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser as described in Note 4 – Fund Shares, Equity Shelf Program and Offering Costs. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement after income taxes/tax benefit (expenses) from the Adviser were as follows:

Ratios to Average Net Assets
Energy MLP Total Return (JMF)	Expenses	Net Investment Income (Loss)
Year Ended 11/30:
2015	22.27%	(0.44)%

(d)	Expense ratios include the current and deferred tax benefit (expense) allocated to net investment income (loss) and the deferred tax benefit (expense) allocated to realized and unrealized gain (loss). Net Investment Income (Loss) ratios exclude the deferred tax benefit (expense) allocated to realized and unrealized gain (loss).
(e) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, as described in Note 7 – Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Energy MLP Total Return (JMF)
Year Ended 11/30:
2015	(0.37)%
2014	(0.32)
2013	(0.41)
2012	(0.49)
2011(g)	(0.30)*

Ratios of Borrowings Interest Expense to Average Net Assets
All Cap Energy MLP Opportunities (JMLP)
Year Ended 11/30:
2015	(0.34)%
2014(h)	(0.29	)*

(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the period February 23, 2011 (commencement of operations) through November 30, 2011.
(h)	For the period March 26, 2014 (commencement of operations) through November 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	29

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Energy MLP Total Return Fund (JMF) (“Energy MLP Total Return (JMF)”)

•	Nuveen All Cap Energy MLP Opportunities Fund (JMLP) (“All Cap Energy MLP Opportunities (JMLP)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified closed-end management investment companies. Energy MLP Total Return (JMF) and All Cap Energy MLP Opportunities (JMLP) were each organized as a Massachusetts business trust on September 27, 2010 and July 25, 2013, respectively.

The end of the reporting period for the Funds is November 30, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended November 30, 2015 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Advisory Research Inc., (the “Sub-Adviser”), a wholly-owned subsidiary of Piper Jaffray Companies, under which the Sub-Adviser’s MLP & Energy Infrastructure team manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Energy MLP Total Return’s (JMF) investment objective is to provide tax-advantaged total return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships (“MLPs”) in the energy sector. Under normal market circumstances, the Fund will invest at least 80% of its managed assets (as defined in Note 6 – Management Fees and Other Transactions with Affiliates) in MLPs in the energy sector. The Fund considers investments in MLPs to include investments that offer economic exposure to publicly traded and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs and debt securities of MLPs. Further, the Fund considers an entity to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

All Cap Energy MLP Opportunities’ (JMLP) investment objective is to provide a high level of total return including current distributions and capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its managed assets in energy MLPs. The Fund considers investments in MLPs to include investments that offer economic exposure to publicly traded MLPs and private investments that have MLP characteristics, but are not publicly traded. The Fund considers an MLP to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. The Fund will invest at least 60% of its managed assets in small and mid cap energy MLPs. The Fund considers an MLP to be small cap if its market capitalization at the time of investment is less than the capitalization limit for the small cap MLPs included in the Solactive Junior MLP Composite Index immediately after its first reconstitution in each calendar quarter. The Fund considers an MLP to be large cap if its market capitalization at the time of investment is greater than the median market capitalization of the Alerian Large Cap MLP Index immediately after its first reconstitution in each calendar year. The Fund considers an MLP to be mid cap if its market capitalization at the time of investment is less than the median market capitalization of the Alerian Large Cap MLP Index and greater than the capitalization limit for the Solactive Junior MLP Composite Index. The Fund’s capitalization thresholds will change over time as the composition of these indices change.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

30	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Each Fund records the character of distributions received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. Each Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. Distributions, recognized as “Distributions from MLPs” on the Statement of Operations, are offset by amounts characterized as return of capital from the MLP entities, which are recognized as “Return of capital on distributions from MLPs” on the Statement of Operations. During the current fiscal period, each Fund estimated and characterized 100% of its distributions from MLPs as return of capital, unless otherwise noted in their Portfolio of Investments.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Income Taxes

Each Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, each Fund is generally subject to U.S. federal income tax on its taxable income at statutory rates applicable to corporations (currently at a maximum rate of 35%). The estimated effective state income tax rate for the Energy MLP Total Return (JMF) and All Cap Energy MLP Opportunities (JMLP) are 2.23% and 1.72%, respectively. Each Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. Current tax expense may include non-deductible interest and penalties.

Each Fund’s income tax provision consists of the following as of the end of the reporting period:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Current tax expense (benefit):
Federal	$—	$(1,385,569)
State	49,632	(110,007)
Total current tax expense (benefit)	$49,632	$(1,495,576)

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Deferred tax expense (benefit):
Federal	$(166,072,294)	$(1,754,229)
State	(10,418,802)	(117,888)
Total deferred tax expense (benefit)	$(176,491,096)	$(1,872,117)

Nuveen Investments	31

Notes to Financial Statements (continued)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Energy MLP Total Return (JMF)		All Cap Energy MLP Opportunities (JMLP)
Description	Amount	Rate	Amount	Rate
Application of statutory income tax rate	$(162,709,740)	35.00%	$(37,867,817)	35.00%
State income taxes, net of federal benefit	(10,386,292)	2.23	(1,863,610)	1.72
Effect of permanent differences – Dividends Received Deduction	(3,345,432)	0.72	(426,061)	0.40
Change in tax rate – effect of statutory tax rate versus graduated tax rate	—	—	40,753	(0.04)
Other	—	—	—	—
Effect of valuation allowance	—	—	36,749,042	(33.97)
Total income tax expense (benefit)	$(176,441,464)	37.95%	$(3,367,693)	3.11%

Each Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Each Fund’s tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent a Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based on the evaluation criterion provided by ASC 740, Income Taxes (“ASC 740”) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing each Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. Significant appreciation or depreciation of Fund assets subsequent to the reporting period can impact future determinations of whether a deferred tax asset is more-likely-than-not to be realized, which in turn may result in adjustments to the valuation allowance reported in the tables below.

Components of the Funds’ deferred tax assets and liabilities as of the end of the reporting period, are as follows:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Description	Deferred Benefit (Liability)	Deferred Benefit (Liability)
Deferred tax assets:
Federal net operating loss	$20,079,794	$6,578,919
Federal capital loss carryforward	—	6,028,103
State net operating loss carryforward (tax basis)	1,684,634	185,398
Accumulated net unrealized loss on investments (tax basis)	—	23,955,131
Accumulated net unrealized loss on swaps (tax basis)	2,792,767	—
Tax credit carryforward – AMT	525,073	—
Other	20,234	1,491
	$25,102,502	$36,749,042
Deferred tax liabilities:
Accumulated net unrealized gain on investments (tax basis)	$(51,208,326)	$—
Net deferred taxes before valuation allowance	$(26,105,824)	$36,749,042
Less: valuation allowance	(1,206,811)	(36,749,042)
Net deferred tax assets (liabilities)	$(27,312,635)	$—

32	Nuveen Investments

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Description	Deferred Benefit (Liability)	Deferred Benefit (Liability)
Changes in the valuation allowance were as follows:
Balance at the beginning of period	$1,206,811	$—
Initial allowance recorded	—	36,749,042
Provision to return	—	—
Release of valuation allowance	—	—
Change in state tax deferred rate	—	—
Balance at the end of period	$1,206,811	$36,749,042

As of November 30, 2015, the Funds’ tax year end, the Funds had net operating loss carryforwards available for federal income tax purposes to be applied against future taxable income, if any. If not applied, the carryforwards will expire as follows:

Net Operating Loss Carryforwards:	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Expiration:
November 30, 2035	$57,370,839	$18,796,912

As of November 30, 2015, the Funds’ tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

All Cap Energy MLP Opportunities (JMLP)
Expiration:
November 30, 2020	$17,223,153

As of November 30, 2015, Energy MLP Total Return (JMF) had AMT credit carryforwards of $525,073. AMT credits can be used to reduce regular tax to the extent regular tax exceeds the AMT in a future year. AMT credits do not expire.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of November 30, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Cost of investments	$625,735,032	$219,022,013
Gross unrealized:
Appreciation	$323,861,587	$16,819,105
Depreciation	(185,754,655)	(81,008,834)
Net unrealized appreciation (depreciation) of investments	$138,106,932	$(64,189,729)

Nuveen Investments	33

Notes to Financial Statements (continued)

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund uses a cash flow-based distribution approach, designed to provide attractive quarterly distributions throughout the year, in amounts based on each Fund’s net cash flow received from portfolio investments. Net cash flow consists primarily of distributions received from each Fund’s investments in shares of energy MLPs, less payments on any of its leveraging instruments and other Fund expenses. Currently, each Fund intends to distribute substantially all of its net distributable cash flow received without sourcing incremental amounts from other components, such as realized or unrealized capital gains and/or returns of Fund principal.

For purposes of determining the income tax characterization of each Fund’s distributions, the amount of each Fund’s distributions attributable to each Fund’s earnings and profits for federal income tax purposes are characterized to Fund shareholders as taxable ordinary dividends, while the amount of distributions in excess of each Fund’s earnings and profits for federal income tax purposes are characterized as a return of capital. Each Fund will calculate its earnings and profits based on its taxable period ended November 30 and will report the character of its distributions to shareholders shortly after the end of the calendar year. The primary components of each Fund’s annual earnings and profits calculation are: income, loss and other flow-through items (including earnings and profits adjustments) reported by each MLP held by each Fund on the MLP’s Schedule K-1, realized gain or loss on sales of Fund investments and deductible operating expenses.

Each Fund treats distributions from any given MLP holding as a return of capital to the extent of each Fund’s income tax basis in that MLP, and will reduce its basis in that MLP holding by the amount of such distribution so treated as a return of capital. In contrast, each Fund will recognize income (and thereby increase its earnings and profits) if and to the extent that it receives a distribution from an MLP holding that exceeds its income tax basis in that MLP holding.

The character of each Fund’s distributions for U.S. GAAP purposes, which can often differ from the tax character, is based on estimates of the sources of those distributions (which can be from a combination of income and/or a return of capital) made at the time such distributions are received, which in turn are based upon a historical review of information available from each MLP and other industry sources. Each Fund’s accounting characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. It is currently estimated that a significant portion of each Fund’s distributions during the current fiscal period, will be characterized for U.S. GAAP purposes as a return of capital.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would

34	Nuveen Investments

use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities, such as MLPs, are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of swap contracts are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These investments are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Energy MLP Total Return (JMF)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Master Limited Partnerships & MLP Affiliates	$697,658,453	$—	$—		$697,658,453
Common Stocks	54,280,743	—	—		54,280,743

Short-Term Investments:
Repurchase Agreements	—	11,902,768	—		11,902,768

Investments in Derivatives:
Interest Rate Swaps**	—	(7,531,988)	—		(7,531,988)
Total	$751,939,196	$4,370,780	$—		$756,309,976
All Cap Energy MLP Opportunities (JMLP)
Long-Term Investments*:
Master Limited Partnerships & MLP Affiliates	$140,735,220	$—	$4,672,289	***	$145,407,509

Short-Term Investments:
Repurchase Agreements	—	9,424,775	—		9,424,775
Total	$140,735,220	$9,424,775	$4,672,289		$154,832,284
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

Nuveen Investments	35

Notes to Financial Statements (continued)

The following is a reconciliation of All Cap Energy MLP Opportunities’ (JMLP) Level 3 investments held at the beginning and end of the measurement period:

Level 3
Master Limited Partnerships & MLP Affiliates
Balance at the beginning of period	$—
Gains (losses):
Net realized gains (losses)	—
Change in net unrealized appreciation (depreciation)	(338,911)
Purchases at cost	5,011,200
Sales at proceeds	—
Net discounts (premiums)	—
Transfers into	—
Transfers (out of)	—
Balance at the end of period	$4,672,289
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of the end of the reporting period	$(338,911)

As of the end of the reporting period, the Master Limited Partnerships & MLP Affiliates fair valued as Level 3 were valued using a discount of 12.59% applied to the purchase price. Accordingly, a decrease in the discount would increase the fair value while an increase in the discount would result in the reduction of the fair value.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Master Limited Partnerships

An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, which are intended to have no role in the operation and management of the entity and receive cash distributions.

36	Nuveen Investments

Each Fund may purchase both domestic and international MLPs. Each Fund’s investment in MLPs may include ownership of MLP common units and MLP subordinated units. Each Fund also may purchase MLP I-Shares (together with the MLPs, the “MLP Entities”). MLP I-Shares are pay-in-kind securities created as a means to facilitate institutional ownership of MLPs by simplifying the tax and administrative implications of the MLP structure. Generally, when an MLP pays its quarterly cash distribution to unitholders, holders of I-Shares do not receive a cash distribution; rather, they receive a dividend of additional I-Shares from the MLP of comparable value to the cash distribution paid to each unitholder. Each Fund may purchase interests in MLP Entities on an exchange or may utilize non-public market transactions to obtain its holdings, including but not limited to privately negotiated purchases of securities from the issuers themselves, broker-dealers or other qualified institutional buyers.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Energy MLP Total Return (JMF)	Fixed Income Clearing Corporation	$11,902,768	$(11,902,768)	$—
All Cap Energy MLP Opportunities (JMLP)	Fixed Income Clearing Corporation	9,424,775	(9,424,775)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that a Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For over-the-counter (“OTC”) swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an exchanged-cleared swap contract, in certain instances a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If a Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps before taxes” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Nuveen Investments	37

Notes to Financial Statements (continued)

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps before taxes.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, Energy MLP Total Return (JMF) continued to utilize forward interest rate swap contracts to hedge the future interest expense of its leverage.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Energy MLP Total Return (JMF)
Average notional amount of interest rate swap contracts outstanding*	$192,750,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the following Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Energy MLP Total Return (JMF)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps**	$(7,531,988)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements, and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Energy MLP Total Return (JMF)	JPMorgan Chase Bank, N.A.	$—	$(7,531,988)	$—	$(7,531,988)	$5,746,011	$(1,785,977)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain/(Loss) from Swaps Before Taxes	Change in Net Unrealized Appreciation (Depreciation) of Swaps Before Taxes
Energy MLP Total Return (JMF)	Interest rate	Swaps	$—	$(5,113,604)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to

38	Nuveen Investments

pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Equity Shelf Program and Offering Costs

Energy MLP Total Return (JMF) has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional shares through an equity shelf program (“Shelf Offering”), which became effective with the SEC during the prior fiscal period.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional shares until a post-effective amendment to the registration statement has been filed with the SEC.

Shares authorized, shares issued and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal periods were as follows:

Energy MLP Total Returns (JMF)
	Year Ended 11/30/15*	Year Ended 11/30/14**
Shares authorized	9,800,000	9,800,000
Shares issued	—	—
Offering proceeds, net of offering costs	—	—
*	Represents authorized shares for the period December 1, 2014 through March 31, 2015.
**	Represents authorized shares for the period April 4, 2014 through November 30, 2014.

Costs incurred by the Fund in connection with its Shelf Offering were recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and is recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any remaining deferred charges at the end of the one-year life of the Shelf Offering period will be expensed accordingly, as well as any additional Shelf Offering costs the Fund may incur. As Shelf Offering costs are expensed they are recognized as a component of “Other expenses” on the Statement of Operations.

During the Fund’s current and prior fiscal period the Fund did not issue additional shares. As a result, during the current fiscal period, the Adviser reimbursed the Fund for half of the costs incurred in connection with the Shelf Offering, which is recognized as “Expense reimbursement” on the Statement of Operations.

Share Transactions

Transactions in shares during the Funds’ current and prior fiscal period were as follows:

	Energy MLP Total Return (JMF)		All Cap Energy MLP Opportunities (JMLP)
	Year Ended 11/30/15	Year Ended 11/30/14	Year Ended 11/30/15	For the Period 3/26/14 (commencement of operations) through 11/30/14
Shares:
Sold	—	—	—	12,750,000
Issued to shareholders due to reinvestment of distributions	—	—	—	1,510
Total	—	—	—	12,751,510

Nuveen Investments	39

Notes to Financial Statements (continued)

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Purchases	$206,773,167	$89,775,760
Sales	331,998,729	144,274,652

6. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.9000%
For the next $500 million	0.8750
For the next $500 million	0.8500
For the next $500 million	0.8250
For managed assets over $2 billion	0.8000

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of November 30, 2015, the complex-level fee for each Fund was 0.1639%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

40	Nuveen Investments

7. Borrowing Arrangements

The Funds have entered into borrowing arrangements (“Borrowings”) as a means of leverage.

Energy MLP Total Return (JMF) was entered into a $390 million (maximum commitment amount) credit agreement with an affiliate of Bank of Nova Scotia (“Nova Scotia”). On August 19, 2015, the maximum commitment amount decreased from $390 million to $340 million. As of the end of the reporting period, the Fund’s outstanding balance on the Borrowings was $199 million. Interest is charged on these Borrowings at a rate per annum equal to the 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.75%. The Fund also accrues a commitment fee of 0.15% per annum on the daily undrawn portion of the Borrowings unless the undrawn portion of the Borrowings on that day is less than 40% of the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings was $275.6 million and 0.93%, respectively.

All Cap Energy MLP Opportunities (JMLP) was entered into a $100 million (maximum commitment amount) credit agreement with Nova Scotia. On August 19, 2015, the maximum commitment amount decreased from $100 million to $80 million. As of the end of the reporting period, the Fund’s outstanding balance on the Borrowings was $41.8 million. Interest charged on the Borrowings is calculated at a rate per annum equal to 1-Month LIBOR plus 0.70%. In addition, the Fund accrues a commitment fee of 0.15% per annum on the daily undrawn portion of the Borrowings unless the undrawn portion of the Borrowings on that day is less than 40% of the maximum commitment amount.

During current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings was $66.5 million and 0.88%, respectively.

In order to maintain the Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding are fully secured by eligible securities held in their Portfolio of Investments.

Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

8. Subsequent Events

Borrowing Arrangements

Subsequent to the end of the reporting period, the Funds’ continued to reduce the outstanding balances on their Borrowings, and as of January 27, 2016, JMF and JMLP had outstanding balances of $106,000,000 and $20,100,000, respectively.

Nuveen Investments	41

Additional

Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer**	Terence J. Toth

*	Interested Board Member.
**	Retired from the Funds’ Board of Trustees effective December 31, 2015.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JMF	JMLP
Shares repurchased	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

42	Nuveen Investments

Glossary of Terms

Used in this Report

■	Alerian MLP Index: A composite of the 50 most prominent energy Master Limited Partnerships. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis, and the corresponding total-return index is disseminated daily. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the fund’s portfolio.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments	43

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

44	Nuveen Investments

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		196

■ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		196

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I		196

■ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II		196

Nuveen Investments	45

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006- 2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading – North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		196

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		196

■ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		196

■ TERENCE J. TOTH			Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		196

46	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Members:

■ WILLIAM ADAMS IV(2)			Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		196

■ THOMAS S. SCHREIER, JR.(2)			Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a member of its Finance, Audit and Investment Committees: formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III		196

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988		197

■ CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007		89

■ MARGO L. COOK			Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009		197

Nuveen Investments	47

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen Investments Holdings, Inc.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		197

■ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		197

■ SHERRI A. HLAVACEK			Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015		197

■ WALTER M. KELLY			Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		197

■ TINA M. LAZAR			Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		197

■ KEVIN J. MCCARTHY			Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007		197

■ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		197

48	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		197

(1)	The Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	49

Notes

50	Nuveen Investments

Notes

Nuveen Investments	51

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates – Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of December 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

EAN-A-1115D        13127-INV-Y-01/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
November 30, 2015	$57,743	$34,000	$116	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

November 30, 2014	$56,652	$0	$46,610	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
November 30, 2015	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

November 30, 2014	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provide to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
November 30, 2015	$116	$0	$0	$116
November 30, 2014	$46,610	$0	$0	$46,610

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Advisory Research Inc. (the “Sub-Adviser” or “ARI”). The Sub-Adviser’s Proxy Voting Policies and Procedures are as follows:

Proxy Voting Policy and Procedures

Regulatory Requirement

An adviser exercising proxy voting for clients must:

a)	Written Policies and Procedures. Adopt written policies and procedures that (1) are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, and (2) address how the adviser resolves any material conflicts of interest that may arise when voting client proxies;

b)	Information Disclosures. Disclose to clients how they can obtain information about how the adviser voted their securities, and how clients can obtain a copy of the adviser’s proxy voting policies and procedures; and

c)	Policies and Procedures Description. Describe in its Form ADV Part II or in a separate disclosure document the adviser’s proxy voting policies and procedures.

[Rule 206(4)-6]

Policy

ARI seeks to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of ARI’s clients.

Procedures for MLP & Energy Infrastructure Strategies:

Voting decisions. ARI shall evaluate each proxy of a Master Limited Partnership (“MLP”) on a case by case basis due to their unique nature. Any proxies received for equity or debt securities other than MLP’s will be voted with management because ARI believes that recommendations by management teams or their board of directors generally are in shareholders’ best interests, and therefore in the best economic interest of ARI’s clients. There are times when ARI believes management’s position on a particular proxy issue is not in the best interests of our clients but it does not warrant a sale of the clients’ shares. In these circumstances, ARI will vote contrary to management’s recommendations.

Decision to abstain. ARI may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that ARI has decided to sell, proxies issued for securities that ARI did not select for a client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than ARI), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements.

ARI also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive.

Conflicts of Interest. In certain circumstances, such as when the proponent of a proxy proposal is also a client of ARI, an appearance might arise of a potential conflict between ARI’s interests and the interests of affected clients in how the proxies of that issuer are voted. When ARI itself knowingly does business with a particular proxy issuer and a material conflict of interest between ARI’s interests and clients’ interests may appear to exist, ARI generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve causing the proxies to be voted in accordance with the recommendations of an independent service provider that ARI may use to assist in voting proxies.

ARI generally will not notify clients if it uses this procedure to resolve an apparent material conflict of interest. ARI will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

In unusual cases, ARI may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

(i) Notifying affected clients of the conflict of interest (if practical), and seeking a waiver of the conflict to permit ARI to vote the proxies under its usual policy;

(ii) Abstaining from voting the proxies; or

(iii) Forwarding the proxies to clients so that clients may vote the proxies themselves. ARI generally will notify clients if it uses one of these alternative procedures to resolve a material conflict of interest.

Voting by Client Instead of ARI

An ARI client may vote its own proxies instead of directing ARI to do so. ARI recommends this approach if a client believes that proxies should be voted based on political or social interests. ARI generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with ARI’s procedures or with the client’s best economic interest in ARI’s view.

ARI generally will abstain from voting on (or otherwise participating in) the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

Recordkeeping. ARI or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

(i) Copies of all proxy voting policies and procedures;

(ii) Copies of proxy statements received (unless maintained elsewhere as described below);

(iii) Records of proxy votes cast on behalf of clients;

(iv) Documents prepared by ARI that are material to a decision on how to vote or memorializing the basis for a decision;

(v) Written client requests for proxy voting information and

(vi) Written responses by ARI to written or oral client requests.

ARI will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if ARI relies on the service provider to maintain related records.

ARI or its service provider may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

Adopted effective August 1, 2003 and as amended July 31, 2014.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Advisory Research Inc. (“Advisory Research” or “Sub-Adviser”), as sub-adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser.

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES:

The following individuals at the Sub-adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

James J. Cunnane Jr., CFA – Managing Director, Chief Investment Officer-MLPs

Mr. Cunnane is the Managing Director and Chief Investment Officer of the Advisory Research MLP & Energy Infrastructure team (formerly FAMCO MLP). He oversees the firm’s MLP and energy infrastructure product lines and chairs the Risk Management Committee. He joined the MLP team in 1996 and currently serves as a portfolio manager for three closed-end mutual funds: the Fiduciary/Claymore MLP Opportunity Fund and the Nuveen Energy MLP Total Return Fund and the Nuveen All Cap Energy MLP Opportunities Fund. He also serves as a portfolio manager for three open-end mutual funds: the Advisory Research MLP & Energy Income Fund, the Advisory Research MLP & Energy Infrastructure Fund and the Advisory Research MLP & Equity Fund. Mr. Cunnane holds a B.S. in finance from Indiana University and is a Chartered Financial Analyst (CFA) charterholder. He serves on the finance council and investment committee of the Archdiocese of St. Louis and on the Board of Directors of St. Patrick’s Center.

Quinn T. Kiley – Managing Director, Senior Portfolio Manager

Mr. Kiley is the Managing Director and Senior Portfolio Manager of the Advisory Research MLP & Energy infrastructure team (formerly FAMCO MLP) and his responsibilities include portfolio management of various energy infrastructure assets and oversight of the energy infrastructure research process. He joined the MLP team in 2005. Prior to joining the MLP team, Mr. Kiley served as Vice President of Corporate & Investment Banking at Banc of America Securities in New York. He was responsible for executing strategic advisory and financing transactions for clients in the Energy & Power sectors. Mr. Kiley serves as a portfolio manager for three closed-end mutual funds: the Fiduciary/Claymore MLP Opportunity Fund, the Nuveen Energy MLP Total Return Fund and the Nuveen All Cap Energy MLP Opportunities Fund. He also serves as a portfolio manager for three open-end mutual funds: the Advisory Research MLP & Energy Income Fund, the Advisory Research MLP & Energy Infrastructure Fund and the Advisory Research MLP & Equity Fund. Mr. Kiley holds a B.S. with Honors in Geology from Washington & Lee University, a M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and a M.B.A. from the Kelley School of Business at Indiana University. Mr. Kiley has been admitted to the New York State Bar.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS:

Other Accounts Managed by Portfolio Managers as of November 30, 2015:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James Cunnane	5	2	533	0	1	0
	$2,252,898,401	$9,010,624	$1,334,271,498	$0	$7,397,054	$0
Quinn T. Kiley	5	2	533	0	1	0
	$2,252,898,401	$9,010,624	$1,334,271,498	$0	$7,397,054	$0

POTENTIAL MATERIAL CONFLICTS OF INTEREST:

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the Fund, the Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a fund or other account(s) involved.

The Sub-Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION:

Compensation Structure. The primary portfolio managers’ compensation is as follows for James J. Cunnane, Jr. and Quinn T. Kiley:

Base Salary. The primary portfolio managers are paid a base salary which is set at a level determined to be appropriate based upon the portfolio managers’ experience and responsibilities.

Annual Bonus. The portfolio managers’ annual bonuses are determined by the CEO of ARI pursuant to a specific company formula. The bonuses are not based on the performance of the registrant or other managed accounts. The monies paid are directly derived from a “pool” created from the MLP Team’s earnings. The bonus is payable in a combination of cash and restricted Piper Jaffray Companies stock.

The portfolio managers also participate in benefit plans and programs generally available to all employees.

Item 8(a)(4).	OWNERSHIP OF JMF SECURITIES AS OF NOVEMBER 30, 2015:

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
James J. Cunnane, Jr.			X
Quinn T. Kiley				X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Energy MLP Total Return Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: February 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: February 5, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: February 5, 2016